SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               September 10, 2003

                       Florida East Coast Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Florida                    001-08728                    59-2349968
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(State or other Jurisdiction   (Commission File No.)            (IRS Employer
      of Incorporation)                                      Identification No.)

                 One Malaga Street, St. Augustine, Florida 32084
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               (Address of Principal Executive Offices) (Zip Code)

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Item 9. Regulation FD Disclosure

On September 10, 2003, Florida East Coast Industries, Inc. issued a press release announcing it had received a favorable ruling from the U.S. Internal Revenue Service regarding FECI's reclassification of its Class A and Class B common stock into a single class of common stock.

A copy of the press release is attached as Exhibit 99 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Florida East Coast Industries, Inc.

                                        By: /s/ Heidi J. Eddins
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                                            Name: Heidi J. Eddins
                                            Title: Executive Vice President,
                                                   General Counsel And Secretary

Date: September 10, 2003

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EXHIBIT INDEX

Exhibits:

99 Press Release issued by Florida East Coast Industries, Inc., dated September 10, 2003.